SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 22, 2006 (February 15, 2006)
Merrill Lynch & Co., Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State of Incorporation)

1-7182 (Commission File Number)	13-2740599 (IRS Employer Identification Number)

4 World Financial Center, New York, New York 10080
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(212) 449-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS
SIGNATURES
EX-2.1: TRANSACTION AGREEMENT AND PLAN OF MERGER

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On February 15, 2006, Merrill Lynch & Co., Inc. (the “Company”), BlackRock Inc. (“BlackRock”), New Boise, Inc. (“New BlackRock”) and Boise Merger Sub, Inc., entered into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”), pursuant to which the businesses of Merrill Lynch Investment Managers (“MLIM”) will be contributed to New BlackRock in exchange for a 49.8% economic interest (which includes a 45% voting interest) in New BlackRock, subject to the terms of and as described more fully in the Transaction Agreement filed as Exhibit 2.1 hereto.
The closing of the transaction, which is currently expected to take place in the third quarter of 2006, is subject to approval by BlackRock’s stockholders and the shareholders of certain funds managed by MLIM and BlackRock, receipt of certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and other customary closing conditions. Based on the value of this transaction at the time of the announcement, it is expected to result in an after-tax gain to the Company upon closing of over $1 billion. The actual gain will be contingent upon BlackRock’s share price at closing as well as closing adjustments.
The Company and BlackRock each have made customary representations, warranties and covenants in the Transaction Agreement, including, among others, covenants to conduct the businesses that are affected by the transaction in the ordinary course between the execution of the Transaction Agreement and the closing of the transaction and covenants to enter into certain ancillary agreements as of the closing of the transaction.
The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

2.1	Transaction Agreement and Plan of Merger, dated February 15, 2006, by and among Merrill Lynch & Co., Inc., BlackRock Inc., New Boise, Inc. and Boise Merger Sub, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

	By:		/s/ Judith A. Witterschein
		Name:	Judith A. Witterschein
		Title:	Corporate Secretary

Dated: February 22, 2006

Exhibit Index

Exhibit No.	Description

2.1	Transaction Agreement and Plan of Merger, dated February 15, 2006, by and among Merrill Lynch & Co., Inc., BlackRock Inc., New Boise, Inc. and Boise Merger Sub, Inc.